                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event report) November 15, 2001
                                                       -----------------

              First Union National Bank (as Representative under a
           Sale and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Investment Corporation Trust,
                   Series 1998-1) and each of the Originators
                      listed on Schedule A attached hereto.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


             *                         333-32775                   *
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)               ID Number)


             c/o First Union National Bank, 401 South Tryon Street -
                           NC1179 Charlotte, NC 28288
             -------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*     See Schedule A

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Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Class A and Class B Certificate holders with respect to the November 15, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly Statements to the Class A and Class B Certificate holders with respect to the November 15, 2001 Remittance Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                         Dated: November 15, 2001


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                                  Exhibit Index


20.1 Monthly Statements sent to the Class A and Class B Certificate holders with respect to the November 15, 2001 Remittance Date.

                                   Schedule A

                                            State of                      IRS Employer
Registrant                                  Incorporation                 ID Number
----------                                  -------------                 ---------
TMS Mortgage Inc.                           New Jersey                    22-3217781
The Money Store/D.C. Inc.                   D.C.                          22-2133027
The Money Store/Kentucky Inc.               Kentucky                      22-2459832
The Money Store Home Equity Corp.           Kentucky                      22-2522232
The Money Store/Minnesota Inc.              Minnesota                     22-3003495